UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01735

fpa NEW Income, inc.

 (Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

 (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1: Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA New Income, Inc.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA New Income, Inc. (the "Fund") returned -1.38% in the first quarter of 2020.

As of March 31, the portfolio had a yield-to-worst1 of 4.01% and an effective duration of 1.35 years. The spread of the COVID-19 virus around the world led to a historic sell-off in global financial markets as overall worldwide economic growth turned into a severe economic recession of uncertain length. Risk-free rates declined significantly in response to aggressive monetary easing by central banks and the prices of risk assets fell, resulting in higher credit spreads across all segments of the fixed income market. We spent the last several years increasing the overall credit quality of the portfolio, most notably via a reduction in holdings rated below investment grade. Out of concern that fixed income markets were too expensive, we also spent the last several years reducing the portfolio's exposure to rising credit spreads. Despite these actions, the portfolio was not immune to the historic decline in bond prices. However, because of our steps to insulate the portfolio from a decline in bond prices, the Fund's drawdown during the sell-off was relatively muted compared to its peers in the Morningstar Short-Term Bond Category, which returned -2.14% for the quarter. Recently, in response to the decline in risk-free rates, we shortened the portfolio's duration. As prices fell and yields rose for short-duration high-quality bonds (rated single-A or higher), we selectively added to these holdings. Finally, we also deployed a modest amount of capital into credit (defined as investments rated BBB or lower). Given the uncertainty in the economic outlook and the volatility in financial markets, all of our investment activity will be undertaken with the goal of achieving a positive return in 2020 while also maintaining adequate liquidity in the portfolio. Cash and equivalents increased from 7.1% of the portfolio as of Dec. 31, 2019, to 7.7% at March 31, 2020.

Portfolio Attribution2

The following table shows contributors to and detractors from the portfolio's first quarter performance:

	Average Weight (%)	Q1 2020 Total Return (%)	Contribution to return (%)
ABS	54.81	-1.67	-1.04
Auto	19.99	-1.26	-0.31
Equipment	17.21	-1.49	-0.28
CLO	9.25	-3.69	-0.36

1  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of March 31, 2020, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 2.64%/2.57% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation is based on the price of the Fund at the beginning of the month.

2  See the end of this Commentary for additional information pertaining to attribution for the quarter ending March 31, 2020. Top contributors and detractors to the Fund's performance are based on contribution to return for the periods noted. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every sector's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

  Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

	Average Weight (%)	Q1 2020 Total Return (%)	Contribution to return (%)
Credit Cards	4.28	-0.77	-0.05
Other	4.08	-1.13	-0.05
CMO	8.43	-0.19	0.01
Agency	2.29	2.22	0.05
Non-Agency	6.14	-1.11	-0.04
CMBS	8.47	-1.53	-0.14
Agency	1.51	1.91	0.03
Non-Agency	4.56	-0.29	-0.04
Stripped	2.41	-5.41	-0.14
Mortgage Pass-Through	6.42	2.22	0.15
Treasury	7.34	3.10	0.23
Agencies	1.16	1.05	0.01
Cash and equivalents	7.03	0.32	0.02
MBS Stripped	0.01	-2.52	0.00
Corporate	6.35	-6.13	-0.40
Bank Debt	4.27	-7.60	-0.35
Corporate Bonds	1.74	-2.81	-0.04
Common Stock	0.33	-2.90	-0.01
Total	100.00	-1.17	-1.17

During the first quarter, the largest contributors to performance were Treasuries, which appreciated in price as Treasury yields declined during the quarter. The second- and third-largest contributors to performance were agency mortgage pools and agency collateralized mortgage obligations (CMOs), both of which also appreciated in price due to lower Treasury yields (though the price increases were tempered by wider spreads).

Credit spreads increased during the quarter across all sectors and ratings within fixed income to levels not seen since the 2008-09 financial crisis. The asset-backed securities (ABS) holdings, which are predominantly rated single-A and higher, were the largest detractors from performance during the quarter. The ABS holdings themselves performed relatively well during the quarter, with a total return of approximately -1.7%. But because they averaged about 55% of the portfolio, they were a relatively large detractor from overall performance.

The second-largest detractors from performance were corporate bank debt (i.e., leveraged loans) and bond holdings, which are predominantly rated less than BBB. Approximately two-thirds of the portfolio's corporate holdings are in bank debt, with the rest mostly in high-yield bonds. The leveraged loan and high-yield markets experienced historic price declines during the quarter. As a result, despite representing just 6% of the portfolio on average, the corporate holdings were a relatively large detractor from performance.

The third-largest detractors from performance were GNMA project loan interest-only bonds, which were also subject to significantly wider spreads during the quarter. The GNMA project loan interest-only bonds appear in the table above as stripped commercial mortgage-backed securities (CMBS).

As discussed in more detail below, we view the Fund's negative performance as a temporary mark-to-market impact on the portfolio. Given the overall high-quality nature of the portfolio's holdings, we do not believe the portfolio's capital is permanently impaired. As such, we believe we are well-positioned to recover much of

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

this negative performance over time as our high-quality short-maturity holdings mature and/or credit spreads normalize.

Portfolio Activity

The table below shows the portfolio's exposures as of March 31, 2020 compared to Dec. 31, 2019:

Fund[3]	As of 12/31/2019	As of 3/31/2020
Yield-to-worst	2.71%	4.01%
Subsidized SEC Yield[4]	2.50%	2.64%
Effective Duration (years)	1.57	1.35
Fund	% Portfolio 12/31/2019	% Portfolio 3/31/2020
ABS[5]	52.1	62.5
Mortgage Backed (CMO)[6]	9.3	8.4
Stripped Mortgage-backed	2.6	2.4
Corporate	6.3	6.9
CMBS[6]	6.1	7.9
Mortgage Pass-through	8.4	2.9
U.S. Treasury	6.9	0.0
Agencies	1.2	1.3
Cash and equivalents	7.1	7.7
Total	100.0	100.0

With the goal of a positive 12 month return in mind, our investment activity during the quarter centered around shortening the portfolio's duration while opportunistically adding investments in structured products as markets sold off. Early in the quarter, we sold longer-duration agency mortgage pools, Treasuries, agency mortgage CMOs, agency CMBS and non-agency mortgages as interest rates declined because they no longer offered enough yield to compensate for the duration risk. We purchased high-quality, short-duration auto ABS, equipment ABS, credit card ABS, CMBS and collateralized loan obligations (CLOs). We also selectively added to existing credit positions as the market sold off, and made an investment in a short-term working capital-based corporate bridge loan.

Market Commentary

The spread of COVID-19 around the world led investors and policymakers to reset their expectations for economic growth as social distancing and "stay at home" orders brought much of the world economy to a halt.

3  Source: FactSet. Portfolio composition will change due to ongoing management of the Fund. Totals may not add due to rounding.

4  As of March 31, 2020, FPNIX subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 2.64%/2.57% respectively.

5  ABS (Asset Backed Securities) are securities backed by a loan, lease or receivables against assets other than real estate.

6  Collateralized mortgage obligations ("CMO") are mortgage-backed securities that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The U.S. economy is likely already in recession owing to a broad collapse in consumer spending that affected travel, leisure, clothing, capital goods, cars, etc. Few areas of the economy have been spared. This decline in consumer spending negatively impacts employment and business investment. From a societal standpoint, the most important question is when will there be a cure and/or treatment? From an economic perspective, substantial containment of the virus directly affects when and at what pace economic activity can resume. That, in turn, will determine the depth and length of the recession and, subsequently, the vigor and speed of the recovery. Ever the weighing machine, financial markets responded to the uncertainty in historic fashion.

As shown in the following chart, Treasury yields declined to unprecedented levels during the quarter as the Treasury market responded first to the likely arrival of a recession and then to the Federal Reserve's aggressive response. Notably, two- to three-year maturity Treasuries, which fit the duration profile that we have recently targeted for investment, declined in yield by approximately 130 basis points (bps), while longer-maturity bonds declined by over 120 bps.

Treasury Yield Curve

Source: Bloomberg

The chart below is most pertinent to our portfolio given our large exposure to investment grade structured products. This chart shows that spreads on AAA-rated ABS bonds and CLOs increased to the second-highest levels on record and are far higher than in recent years.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Spread to worst (bps)	12/26/2019	Q1'20 Peak Spread	4/9/2020
AAA 3 yr Credit Cards	26	200	80
AAA 3 yr. Prime Auto ABS	33	200	95
AAA 2 yr Subprime Auto ABS	44	300	300
AAA 3 yr. Ag/Heavy Equipment ABS	53	300	175
AAA 5 yr CMBS	62	300	230
US 3.0 CLO Secondary Spreads AAA	120	400	260

Source: J.P. Morgan. Chart data from January 5, 2006 through April 9, 2020.

Selling pressure in the market for high-quality, short-duration assets exacerbated the price declines and spread increases in AAA-rated asset-backed securities. Some fund managers (though not FPA) faced redemptions due to poor performance. In addition, some fund managers (again, not FPA) were forced to sell bonds to raise cash for margin calls on other investments. In times like these, investment managers tend to unload bonds they think they can sell at prices closest to par. That typically ends up being the highest-quality, shortest bonds.

As shown in the table above, following a significant increase, spreads began to decline toward the end of the quarter following a push by the Federal Reserve to improve market liquidity and lower financing costs for borrowers. To do that, the Fed resurrected old programs (e.g. the term asset-backed securities loan facility, or TALF) and announced new programs designed to improve liquidity in the bond market.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The chart below shows the yield and spread on the Bloomberg Barclays High-Yield Index. It illustrates a similar theme, with yields and spreads reaching levels not seen since 2008-09.

	12/31/2019	Q1'20 Peak Spread	4/9/2020
Spread (bps)	357	1,123	804
YTW	5.19%	11.69%	8.48%

Source: Bloomberg Barclays. Chart data is from November 1, 1998 through April 9, 2020.

Unfortunately, the pandemic isn't the only thing roiling financial markets. Investors are also digesting the impact of a price war in the oil market, which saw oil prices collapse from over $60 per barrel at the start of the year to $20 per barrel in March. Fluctuations in energy markets have significant repercussions for high-yield energy companies. For this reason, we tend to focus on the non-energy BB component of the high-yield market to get a better sense of how expensive or cheap the core market is (while ignoring the fringes that tend to be more volatile). By that measure as well, the high-yield market reached levels not seen since the 2008-09 financial crisis.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

	12/31/2019	Q1'20 Peak Spread	4/9/2020
Spread (bps)	177	794	495
YTW	3.41%	8.44%	5.40%

Source: Bloomberg Barclays. Chart data is from January 1, 1994 through April 9, 2020.

In the span of one month during the first quarter, the BB component of the high-yield index excluding energy declined in price by over 17% versus its Q1 peak! That represented the second-largest monthly price decline on record.

In similar fashion, the leveraged loan index also had its second-largest price decline. The following chart shows the yield and spread on the leveraged loan index.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

	12/31/2019	Q1'20 Peak Spread	4/9/2020
Discount Margin to Maturity (bps)	471	1,047	758
YTM	6.43%	11.10%	8.26%

Source: Credit Suisse. Chart data is from June 30, 2008 through April 8, 2020.

While the magnitude and pace of the declines in credit markets were extraordinary, so too were the magnitude and pace of the price recovery. Though still far from achieving their pre-pandemic levels, the high-yield index and leveraged loan markets both gained 7-8% within a week of reaching their respective nadirs, due in no small part to the Federal Reserve's initiatives to support the market.

Several years ago, we began positioning the portfolio to preserve capital. We did not do that because we knew there was going to be a global pandemic. Rather, we felt the market was priced to perfection. Consequently, it did not make sense for us to have a lot of exposure to various forms of risk when there's no room for bad things to happen. Below are the steps we took prior to the virus infecting the markets:

  We shortened the portfolio's duration. As we have discussed in the past, we actively manage the portfolio's duration by striving to own bonds that we expect will produce a breakeven or positive total return over 12 months if we assume that yields increase by 100 bps during that time. The purpose of this approach is to own holdings with an attractive risk versus reward profile at all times with respect to interest rate risk rather than owning a specific duration at all times. As interest rates

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

declined at the beginning of the first quarter, prior to the increase in spreads, we took that opportunity to sell some of the portfolio's longer-duration holdings and redeployed the proceeds into shorter-duration bonds. Doing so provides protection against rising interest rates (which may be helpful now, when Treasuries yield less than 50 bps going out to five years). This duration shortening also provides protection against an increase in credit spreads since it reduces the mark-to-market risk of our bonds in the event that spreads increase.

  We actively reduced our exposure to higher spreads. For several quarters, we have commented that spreads on high-quality bonds are low relative to historical norms. To account for this, we have been adjusting our usual 100 bps duration test (described above). Specifically, we limited our purchases to bonds we thought could produce a breakeven total return if the yield on the bond increased by more than 100 bps with the amount over 100 bps determined based on the spread increase required to return the bond's spread to what we viewed as a more normal level. We had no expectation that spreads would increase as much as they did this past quarter, but in combination with the reduction in duration described above, this reduction in spread exposure decreased the short-term decline in the portfolio's price once spreads increased.

  We increased the overall quality of our holdings. For years we have commented that credit markets, in general, do not compensate investors for the underlying fundamental credit risk. In line with those comments, we had been reducing the portfolio's credit exposure for the past several years. Further, as spreads in high-quality bonds declined prior to this past quarter, we also did not see value in the lower tiers of the investment grade bond market, particularly BBB bonds. In fact, we published a note describing our concerns with the BBB bond market, "Risk Is Where You're Not Looking" (available on our website at https://fpa.com/news-special-commentaries/special-commentaries/2019/01/02/risk-is-where-you're-not-looking). We also eschewed investing in esoteric and newly created asset classes like marketplace lending because we did not see adequate compensation for the credit risk — even in the investment-grade tranches — especially in light of the limited performance history of those asset classes across economic cycles. Thus, in addition to reducing the portfolio's exposure to bonds rated BBB or lower, we migrated toward widely-held, more liquid bonds rated AAA and AA within the rest of the portfolio. Finally, we took the further step of increasing the portfolio's holdings of Treasury bonds because we determined that the low spread environment sufficiently lowered the opportunity cost of owning Treasuries and that the

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

better liquidity of Treasury bonds would be valuable in a market sell-off. The chart below shows the portfolio's exposure over time to Treasuries, AAA-rated bonds and credit-sensitive securities:

  We do not use margin or leverage. For decades, the New Income Fund has owned its investments outright, without margin or leverage. That means the Fund sacrificed the higher returns that leverage can create in good times. However, we believe leverage makes investors engage in uneconomic decision making. Leverage may lead investors to overpay for assets because of a focus on the levered return rather than the unlevered return. Leverage also may lead investors to sell at the wrong time, such as when price declines trigger margin calls. We saw that phenomenon over the past few weeks. These sales harm a fund's investors because the fund is selling at unattractive prices. In addition, the margin calls sop up a fund's liquidity right when it should be buying attractively priced investments. Since the Fund operates without leverage, we are never forced to sell and we are always prepared to be an opportunistic buyer. Our prohibition against leverage also helps us maintain enough liquidity to meet our investors' redemption requests on time.

In total, these steps helped insulate the portfolio from the dramatic spread increases seen throughout fixed income markets in the first quarter. But despite our efforts, the portfolio did experience a decline in the value of its holdings, though those declines were less than what befell many of our peers.7 We believe these price declines will have a short-term impact on performance.

There are two determinants of performance: short-term mark-to-market price changes and permanent impairments of capital. We believe that we do not have a permanent impairment of the fund's capital. Thus, as we

7  As represented by the Morningstar Short-Term Bond Category, which had 1Q 2020 performance of -2.14%. Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

noted earlier, we believe our portfolio experienced a short-term mark-to-market price decline that we believe will be recovered over time as our short maturity holdings mature and we earn the coupon on our holdings.

Because of our underwriting of our investments, we believe the portfolio's price movements are short term and not reflective of a permanent impairment of capital. The table below breaks down the portfolio by sector and rating.

Fund	Cash	US govt/ Agency guaranteed	AAA	AA	A	BBB	BB	B	CCC	NR	Total
ABS	—	—	50%	9%	3%	0%	0%	—	—	—	63%

Mortgage-backed (CMO)	—	2%	5%	1%	—	—	—	—	—	—	8%
Stripped Mortgage-backed	—	—	—	2%	—	—	—	—	—	—	2%
Corporate	—	—	—	—	0%	0%	—	1%	3%	3%	7%
CMBS	—	2%	6%	0%	0%	—	0%	—	—	—	8%
Mortgage Pass-through	—	3%	—	—	—	—	—	—	—	—	3%
U.S. Treasury	—	—	—	—	—	—	—	—	—	—	—
Agencies	—	1%	—	—	—	—	—	—	—	—	1%
Cash and equivalents	3%	5%	—	—	—	—	—	—	—	—	8%
Total	3%	13%	61%	12%	4%	0%	0%	1%	3%	3%	100%

Source: FPA. Ratings reflect the Barclays Capital Family of Indices ratings rules and use the median if more than two ratings are available from all Nationally Recognized Statistical Ratings Organizations (NRSROs). Lower of the two is used if only two ratings are available from all NRSROs. Portfolio composition will change due to ongoing management of the Fund.

As of the end of the quarter, approximately 16% of the portfolio was in cash and government obligations. Beyond that, over 75% of the portfolio is held in investments rated AAA to A-, mostly in ABS.

The NRSRO ratings are the only available third-party arbiter of credit quality that has worldwide acceptance. However, we have never relied on these ratings to make our investment decisions. While the world has only recently woken up to the possibility of a recession, we have been worrying about a recession for years. For the past 10+ years, we have been buying bonds on the assumption that we would see a repeat of the 2008-09 financial crisis. That approach continues today. Here are a few examples that highlight our underwriting process:

  The Fund's prime auto ABS bonds, representing approximately 18% of the portfolio at quarter end, were chosen based on their ability to withstand large losses in the underlying prime auto loans. Based on our analysis, the Fund's bonds can withstand losses that, on average, are 20 times greater than the losses experienced by these same auto lenders during the last financial crisis.

  In a similar manner, the Fund's subprime auto ABS bonds, representing approximately 5% of the portfolio at quarter end, can withstand losses that are over three times greater than what the same lenders experienced during the 2008-09 financial crisis. Importantly, we have only invested with issuers that have a history of managing their businesses through a recession.

  The Fund's non-agency mortgage-backed securities represent approximately 6% of the portfolio at quarter end and have an average loan-to-value ratio of less than 40% of the home value at the time we made the investment. Taking into account home price appreciation that has occurred since the time of our investment, the loan-to-value on these bonds is now less than 30%.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

  Collateralized loan obligations represent approximately 10% of the portfolio at quarter end. Among that group, 80% of those holdings are rated AAA with an expected weighted average life of two years. We underwrote the AAA bonds on the assumption that losses on the underlying leveraged loans would be three times greater than what occurred during the 2008-09 financial crisis.

Though we are now likely in the throes of a sudden and severe recession, we have been preparing for such a situation for a long time. Because of our long-held downside-focused investment approach, we are confident that the portfolio's capital is not permanently impaired.

As we manage the portfolio to our goal of a positive return in 2020, the portfolio should benefit from two sources of return. First, approximately 13% of the portfolio has an expected average life of nine months or less. Based on our underwriting, we expect the majority of those investments to convert to cash by the end of 2020, and anticipate capturing the discount at which those bonds are priced.8 Second, we expect to earn the coupon on the Fund's investments. Thus far, the portfolio has only earned three months of coupon. Receipt of the remaining nine months of this year's coupon should further offset price declines in the portfolio.

Going forward, we will employ the same approach that led us to protect the portfolio in advance of the pandemic and contributed to our relatively small drawdown. That is, our investment process will focus on fundamental value and absolute return, taking into account the impact that this new economic environment could have on asset values and borrowers' cash flow. Consistent discipline is the best tool to navigate the investment landscape. Unfortunately, as of the writing of this letter, the Fed had already announced unprecedented actions to support the financial markets, including purchases of investment grade and high-yield bonds. Those actions have made our jobs more difficult because the intervention pushed bond prices up significantly, divorcing them from economic reality. Because of these new monetary policy measures (some would say price-fixing), bond prices are no longer an accurate measure of a borrower's economic health. Just because a high-yield bond trades as if it won't default does not mean that it won't default. We believe default-adjusted returns are worse now because the probability and severity of default is certainly higher than it was three months ago, and yet yields do not currently reflect that.

Investors should ask themselves how their portfolios would have performed had the Federal Reserve not stepped in to support the markets. We have always managed our portfolio without assuming that we would have a Fed put (the so-called "Fed put" is the market's expectation that the Fed will prop up financial markets) because we cannot predict which companies the Fed and the government will choose to be the winners and losers in a crisis. For the reasons outlined above, we feel confident that we would have protected our investors' capital because we acted prudently. Can others say the same?

Investors now face a choice: Invest prudently or follow the Fed. Prudent investors will avoid taking on uncompensated risk and will have a portfolio that is better positioned to withstand further short-term declines in asset prices and to benefit from better long-term risk-adjusted performance. Those who follow the Fed will no longer be investors. Rather, they will be following the money, hoping that their investments will end up on the list of government-anointed winners. We choose prudence. What do you choose?

8  Investments that have a weighted average life of nine months in many instances have a principal payment schedule that is longer than nine months, but they have an average principal repayment time of nine months.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Macro Commentary or Rinse, Lather, Repeat

Why the cute title? It's because this is the fourth consecutive time that an economic expansion has been heavily influenced by monetary and regulatory policies designed to stimulate — or 'lather up' — asset prices through leverage. The following is a list of these downturns along with the asset classes that were lathered with excess leverage:

  1990 savings and loan crisis and commercial real estate loans

  2001 dot-com bubble, Long Term Capital Management bailout and high yield corporate debt

  2008 sub-prime mortgage debt and financial institutions

  2020 corporate leverage, government leverage.

Each of the preceding economic expansions had a different catalyst that caused them to end. The catalyst is not the point. The commonality of each expansion is over leverage (easy credit to a segment of the economy) and asset price appreciation that results in a very similar set of events once the economic downturn has started. Another similarity is that the policy response, whether it be fiscal and or monetary, is more expansive each time. The common element in each policy response is the encouragement of leverage as the tool for igniting a recovery. The end result is that over time, the whole economic system is more levered and therefore the next successive downturn is more dramatic than the last.

An examination of this current downturn illustrates the problem. To battle the current downturn, the Treasury Department and Federal Reserve resurrected every asset-buying program from the 2008-09 Great Financial Crisis (plus others) to allow the Treasury Department — aided by leverage from the Federal Reserve — to buy a wider variety of investment-grade and some less-than-investment-grade assets. Additionally, the central bank undertook an unlimited buying program of Treasury, agency debt and agency mortgage assets. Many Fed followers predict that by the time those programs are completed, the Fed's balance sheet will reach $9 trillion, or more than double what it was at the beginning of this year. We have no idea if that is correct, but we do know that, longer term, the balance sheet will continue to grow. What we also know is that the Fed's actions will have both intended and unintended consequences. Given what happened in the past, one consequence is that we can expect the Fed's asset purchases to remain on its balance sheet in perpetuity. Graph 1, below, shows the magnitude of the central bank's latest buying spree.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Source: Board of Governors of the Federal Reserve System (US)

The Federal Open Market Committee (FOMC) also reduced the Fed Funds interest rate to the 0% -.25% range. The Treasury yield curve shown earlier in this commentary reflects the effects of both the Fed's asset purchases and interest rate cut. At this time there appears to be very little upside potential for Treasury bonds unless an investor is confident that Treasury yields will be negative. The Federal Reserve Bank has stated that a negative Fed Funds Rate is not its objective.

Based on this and past reactions, the primary objective of the Fed's actions seems to be to keep the capital markets functioning. The regulatory changes post-2008 worked to prevent the banks/broker-dealers from taking on excessive leverage and limited their exposure to certain market trading activities. However, as we have often noted, the new rules preclude this group of entities from acting as a buffer in times of heavy selling. Their absence leads to increased market volatility and creates pressure on the Treasury department and Federal Reserve Bank to step in and try to create a functioning marketplace. As a data point, from March 11, 2020 to March 31, 2020 exchange-traded bond funds (ETFs) and mutual funds saw a net outflow of $316 billion, the largest outflow ever in such a short period of time.9

9  Source: Morningstar.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

To some degree, the capital markets are now in part a function of government intervention. Hopefully, that will not morph into government control. By law, the Fed's mandate is full employment and stable prices (or avoiding inflation above a 2% target), and neither one is tied to orderly capital markets. However, the concern is that today's Federal Reserve Bank thinks it has three mandates — full employment, stable prices and orderly financial markets, and the last one is of its own making and not rooted in the law.

The federal government acted with unusual speed to help cushion the pandemic's economic effects with a $2.2 trillion relief package to businesses and households. The key question now is, can the government bureaucracy efficiently deliver that aid? Households with previously established direct deposit links with the IRS began to receive one-time relief payments around April 15, while other households may not see checks until later in the summer. Meanwhile, the small business lending program faced start-up delays and quickly ran out of money. Without going into detail, the small business loans are designed to provide the recipients with bridge financing to stave off bankruptcy during the "stay at home" order. Timing is critical for this strategy to work, and delays and insufficient funds could make it less effective, resulting in both a deeper downturn and a slower recovery. The government's programs are not a stimulus package but a relief package meant to partially replace lost revenue and wages. If it's timely, the programs may help minimize the GDP downturn, but it will not boost GDP later. However, there is one thing that is guaranteed to surge: the interest expense from the massive increase in borrowing. Pre-coronavirus forecasts from the Congressional Budget Office estimated the size of the federal government deficit would hover around $1 trillion for several years to come. Those estimates are now understated, with budget deficits potentially growing multiple times larger and lasting much longer. It is difficult to see a scenario where such a dramatic increase in debt has no impact on interest rates and inflation over the long term. It is just that today, that impact is still an unknown risk.

Both the central bank and federal government actions are focused on the near term, while the economy is in "stay at home" mode. The more important investment question, however, is what will the economy be like once this social policy is changed? Is the "stay at home" order just removed or relaxed over time? Will the virus reappear in the fall, or will relaxing "stay at home" orders immediately trigger further spreading of the virus? Will we have adequate testing to prevent that? How quickly will we have effective treatments for the disease caused by the virus, thus reducing deaths? Will we be able to develop a vaccine? All of these are questions that pertain to the rest of 2020. So again, what about longer term? Societal norms could change significantly because of the tremendous shock associated with the virus and our mitigation efforts. Psychologists say it takes 4-6 weeks to change a habit or behavior, and since the current mitigation effort could easily last 6-8 weeks, there are likely to be some permanent changes in behavior and our economy. Below is a list of the household, government and company behavior changes envisioned by Torsten Slok, an economist at Deutsche Bank. There are several other lists that predict similar behavior changes.

Reasons why growth over the coming quarters will be more muted

Household sector

  Increase in precautionary savings for households, similar to what we saw after the Great Depression in the 1930s

  More space between seats at restaurants, cinemas, sport events, concerts, conferences, trains, buses, and airplanes

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

  Fewer people traveling on vacation and going out until we have a vaccine, all contributing to lower consumer spending

  Older generations staying at home until a vaccine is released, less willingness to put parents in retirement homes

  Limits on the number of people in supermarkets at the same time, more online shopping, more online doctor visits

  Fewer people going to fitness centers, doing group sports

  More people driving their own car to avoid public transportation

  Health insurance premiums going up

Corporate sector

  Less business travel globally, more video conferencing

  Staggered work schedules, more distance between seats in offices, fewer cubicles

  More permanent work from home solutions, more disaster planning

  Fewer buybacks, lower dividend payouts

  Health insurance costs going up, higher insurance premiums

  Increased pressure for paid sick leave, health benefits, labor protection, including for gig workers

Government sector

  Global restrictions on travel to high-risk areas, more fever scanners at airports, borders

  More regulation forcing households and corporates to hold, say, three months of cash in emergency savings

  More regulation and spending to ensure health care system is better prepared

  Increased health safety regulations for retirement homes

  Stocking of medical supplies, including ventilators, domestically, a desire to be less dependent on other countries

  More systematic planning and preparedness, perhaps introduce better automatic stabilizers

  More supply of government bonds, increasing risk of a debt crisis

Source: Deutsche Bank Research report dated April 2020.

We are not saying that all of these changes will occur, but they represent a framework for how to monitor and analyze the economic impact on households, businesses and governments. One general behavioral change that could sum up the potential post-virus economy is that the focus for companies could shift from efficiency to resiliency, and households could retreat from their free-spending ways to set aside more savings. Government spending should adjust by building stockpiles of critical supplies and building infrastructure to respond to these crises, but that may be wishful thinking. Government actions tend to reflect politicians' desires to meet the immediate wants rather than the long-term needs of their respective populations.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The aftermath of all the financial market events listed at the beginning of this commentary had various impacts on capital markets, along with abrupt behavior changes from corporations, governments and households. Some were transient and others were more enduring. As an example, the reaction from the Federal Reserve Bank tended to be more intrusive with each succeeding event. With each economic downturn, the Fed's efforts to prop up financial markets were expanded. With each expansion of the so-called central bank put, it becomes harder to measure fixed income risk, whether it be interest rate risk or credit risk. Those risks became more socialized as the central bank stepped in to control them and took on some of the risks that would otherwise be borne by private investors. We expect that this time will not be different.

From our perspective, proper compensation for risk has become a cloudier equation. This does not change our focus on absolute value returns, it merely makes it more difficult to execute. For now, that means every potential investment will be subject to a few additional questions before we commit your capital.

Thank you for your continued trust and support.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager

April 2020

Important Disclosures

This update is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Thomas Atteberry and Abhijeet Patwardhan have been portfolio managers for the Fund since November 2004 and November 2015, respectively, and manage the Fund in a manner that is substantially similar to the prior portfolio manager, Robert Rodriguez. Mr. Rodriguez ceased serving as the Fund's portfolio manager effective December 2009.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio managers and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds)

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index / Benchmark Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

Bloomberg Barclays US Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays US Aggregate 1-3 Year Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg Barclays BB U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated BB excluding energy sector.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of U.S. dollar institutional leveraged loans, including U.S. and international borrowers.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

CPI + 100 bps is the measure of the CPI plus an additional 100 basis points.

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

A discount margin to maturity is the average expected return of a floating-rate security (typically a bond) that's earned in addition to the index underlying, or reference rate of, the security. The size of the discount margin depends on the price of the floating- or variable-rate security.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

Morningstar Bond Categories

Short-Term Bond Category. Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Short-Term Bond Category consists of 558 funds.

Morningstar does not adjust total return for sales charges or for redemption fees.

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.

PORTFOLIO SUMMARY

March 31, 2020 (Unaudited)

Common Stocks		0.3%
Energy	0.3%
Industrials	0.0%
Bonds & Debentures		97.1%
Asset-Backed Securities	63.0%
Residential Mortgage-Backed Securities	12.6%
Commercial Mortgage-Backed Securities	9.8%
U.S. Treasuries	5.0%
Corporate Bank Debt	4.9%
Corporate Bonds & Notes	1.8%
Short-term Investments		1.5%
Other Assets And Liabilities, Net		1.1%
Net Assets		100.0%

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2020
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.3%
PHI Group, Inc.(a)(b)	1,203,928	$7,825,532
PHI Group, Inc., Restricted(a)(b)(c)(e)	2,602,492	16,916,198
		$24,741,730
INDUSTRIALS — 0.0%
Boart Longyear Ltd.(a)	874,320	$247,385
TOTAL COMMON STOCKS — 0.3% (Cost $31,764,951)		$24,989,115
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.8%
AGENCY — 1.6%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$14,709,750	$15,007,296
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	5,758,105	5,924,666
Government National Mortgage Association 2009-119 IO — 0.219% 12/16/2049(d)	7,890,384	23,561
Government National Mortgage Association 2014-175 IO — 0.759% 4/16/2056(d)	178,751,640	7,637,807
Government National Mortgage Association 2014-169 A — 2.600% 11/16/2042	3,358,578	3,397,198
Government National Mortgage Association 2015-21 A — 2.600% 11/16/2042	4,961,019	5,013,154
Government National Mortgage Association 2014-148 A — 2.650% 11/16/2043	10,537,353	10,649,859
Government National Mortgage Association 2019-39 A — 3.100% 5/16/2059	64,931,729	66,699,612
Government National Mortgage Association 2011-9 C, VRN — 3.485% 9/16/2041(d)	2,190,267	2,207,227
Government National Mortgage Association 2010-148 AC — 7.000% 12/16/2050(d)	21,226	21,597
		$116,581,977
AGENCY STRIPPED — 2.3%
Government National Mortgage Association 2004-10 IO — 0.000% 1/16/2044(d)	$3,762,616	$4
Government National Mortgage Association 2012-45 IO — 0.000% 4/16/2053(d)	7,716,626	31,556
Government National Mortgage Association 2002-56 IO — 0.043% 6/16/2042(d)	16,288	15

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2009-105 IO — 0.183% 11/16/2049(d)	$4,867,357	$16,351
Government National Mortgage Association 2009-86 IO — 0.250% 10/16/2049(d)	11,347,404	51,961
Government National Mortgage Association 2009-71 IO — 0.264% 7/16/2049(d)	3,105,182	23,333
Government National Mortgage Association 2009-49 IO — 0.280% 6/16/2049(d)	5,120,230	18,524
Government National Mortgage Association 2012-125 IO — 0.343% 2/16/2053(d)	68,212,621	1,424,607
Government National Mortgage Association 2008-8 IO — 0.352% 11/16/2047(d)	4,567,508	15,585
Government National Mortgage Association 2009-4 IO — 0.390% 1/16/2049(d)	2,760,714	20,010
Government National Mortgage Association 2012-25 IO — 0.417% 8/16/2052(d)	71,978,589	889,591
Government National Mortgage Association 2010-123 IO — 0.484% 9/16/2050(d)	3,736,148	30,648
Government National Mortgage Association 2009-60 IO — 0.509% 6/16/2049(d)	6,932,501	60,794
Government National Mortgage Association 2014-157 IO — 0.548% 5/16/2055(d)	108,016,963	3,129,651
Government National Mortgage Association 2009-30 IO — 0.570% 3/16/2049(d)	5,071,837	135,582
Government National Mortgage Association 2013-45 IO — 0.572% 12/16/2053(d)	62,570,604	1,017,673
Government National Mortgage Association 2007-77 IO — 0.580% 11/16/2047(d)	20,732,090	249,117
Government National Mortgage Association 2015-41 IO — 0.592% 9/16/2056(d)	31,855,655	1,209,257
Government National Mortgage Association 2008-24 IO — 0.604% 11/16/2047(d)	246,926	3
Government National Mortgage Association 2005-9 IO — 0.627% 1/16/2045(d)	761,955	1,878
Government National Mortgage Association 2013-125 IO — 0.648% 10/16/2054(d)	18,891,984	452,253
Government National Mortgage Association 2012-58 IO — 0.649% 2/16/2053(d)	180,866,177	3,747,818
Government National Mortgage Association 2012-79 IO — 0.655% 3/16/2053(d)	106,867,782	2,662,985

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2012-150 IO — 0.678% 11/16/2052(d)	$60,673,914	$1,982,453
Government National Mortgage Association 2014-110 IO — 0.689% 1/16/2057(d)	63,626,631	2,674,208
Government National Mortgage Association 2014-77 IO — 0.713% 12/16/2047(d)	43,820,687	1,380,426
Government National Mortgage Association 2014-138 IO — 0.728% 4/16/2056(d)	25,905,585	1,036,524
Government National Mortgage Association 2015-19 IO — 0.733% 1/16/2057(d)	86,234,989	3,885,059
Government National Mortgage Association 2015-7 IO — 0.735% 1/16/2057(d)	51,856,877	2,313,833
Government National Mortgage Association 2015-86 IO — 0.741% 5/16/2052(d)	61,167,668	2,485,768
Government National Mortgage Association 2004-43 IO — 0.744% 6/16/2044(d)	9,308,195	115,655
Government National Mortgage Association 2014-135 IO — 0.748% 1/16/2056(d)	239,560,159	9,036,281
Government National Mortgage Association 2014-153 IO — 0.752% 4/16/2056(d)	198,451,691	8,332,014
Government National Mortgage Association 2014-187 IO — 0.753% 5/16/2056(d)	123,569,500	5,262,479
Government National Mortgage Association 2012-114 IO — 0.760% 1/16/2053(d)	39,526,983	1,621,120
Government National Mortgage Association 2014-164 IO — 0.775% 1/16/2056(d)	223,472,248	8,380,276
Government National Mortgage Association 2015-47 IO — 0.803% 10/16/2056(d)	148,310,570	6,894,588
Government National Mortgage Association 2015-101 IO — 0.819% 3/16/2052(d)	131,953,500	5,993,447
Government National Mortgage Association 2015-108 IO — 0.835% 10/16/2056(d)	27,835,326	1,286,259
Government National Mortgage Association 2008-45 IO — 0.852% 2/16/2048(d)	2,585,105	4,922
Government National Mortgage Association 2006-55 IO — 0.855% 8/16/2046(d)	6,608,438	70,189
Government National Mortgage Association 2015-114 IO — 0.886% 3/15/2057(d)	134,359,358	6,018,171
Government National Mortgage Association 2015-150 IO — 0.889% 9/16/2057(d)	200,825,263	11,142,609

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2015-160 IO — 0.901% 1/16/2056(d)	$227,519,179	$11,029,789
Government National Mortgage Association 2015-169 IO — 0.916% 7/16/2057(d)	215,615,880	11,920,734
Government National Mortgage Association 2015-128 IO — 0.920% 12/16/2056(d)	186,183,942	9,110,799
Government National Mortgage Association 2008-48 IO — 0.968% 4/16/2048(d)	8,705,695	124,711
Government National Mortgage Association 2016-65 IO — 0.982% 1/16/2058(d)	220,696,718	13,279,741
Government National Mortgage Association 2016-125 IO — 0.985% 12/16/2057(d)	118,094,672	7,138,162
Government National Mortgage Association 2016-106 IO — 1.015% 9/16/2058(d)	229,591,261	14,956,883
Government National Mortgage Association 2008-92 IO — 1.206% 10/16/2048(d)	12,176,584	110,628
Government National Mortgage Association 2004-108 IO — 1.919% 12/16/2044(d)	377,780	18
Government National Mortgage Association 2006-30 IO — 2.392% 5/16/2046(d)	842,862	9,132
		$162,786,074
NON-AGENCY — 5.9%
Aventura Mall Trust 2013-AVM A — 3.743% 12/5/2032(d)(e)	$37,824,000	$38,074,671
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.117% 2/11/2041(d)	2,048,180	2,048,755
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	4,148,778	4,149,177
Citigroup Commercial Mortgage Trust 2017-C4 A2 — 3.190% 10/12/2050	18,524,000	19,003,386
COMM 2012-CCRE2 Mortgage Trust 2012-CR2 A4 — 3.147% 8/15/2045	15,226,000	15,422,930
COMM Mortgage Trust 2012-CR5 A3 — 2.540% 12/10/2045	5,942,220	5,955,612
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	8,502,748	8,618,304
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.045% 10/15/2031(d)(e)	730,827	694,937
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.045% 10/15/2031(d)(e)	8,340,000	7,765,444
DBUBS Mortgage Trust 2011-LC2A A4 — 4.537% 7/10/2044(e)	44,816,836	45,374,908
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(e)	21,003,000	20,888,668

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI A — 2.798% 10/5/2031(e)	$7,922,000	$7,561,211
JP Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(e)	47,349,537	48,271,882
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	7,605,000	7,775,138
Latitude Management Real Estate Capita 2016-CRE2 A, 1M LIBOR + 1.700% — 3.329% 11/24/2031(d)(e)	2,122,296	2,092,217
UBS Commercial Mortgage Trust 2012-C1 A3 — 3.400% 5/10/2045	6,615,816	6,672,852
VNDO E Mortgage Trust 2012-6AVE A — 2.996% 11/15/2030(e)	5,604,681	5,674,649
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(e)	13,266,000	13,198,955
Wells Fargo Commercial Mortgage Trust 2019-C51 A1 — 2.276% 6/15/2052	10,384,927	10,417,785
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	34,087,330	34,412,686
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.870% 11/15/2045	11,229,629	11,253,239
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	63,956,000	64,553,343
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	6,240,000	6,300,380
WFRBS Commercial Mortgage Trust 2013-UBS1 A3 — 3.591% 3/15/2046	30,588,000	30,706,269
		$416,887,398
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $745,949,606)		$696,255,449
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 12.6%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.4%
Federal Home Loan Mortgage Corp. 4170 QE — 2.000% 5/15/2032	$2,019,459	$2,058,084
Federal Home Loan Mortgage Corp. 3979 HD — 2.500% 12/15/2026	1,977,395	2,030,966
Federal Home Loan Mortgage Corp. 4304 DA — 2.500% 1/15/2027	756,762	778,174
Federal Home Loan Mortgage Corp. 4010 DE — 2.500% 2/15/2027	2,339,615	2,407,259
Federal Home Loan Mortgage Corp. 3914 MA — 3.000% 6/15/2026	1,607,715	1,676,032
Federal Home Loan Mortgage Corp. 4297 CA — 3.000% 12/15/2030	2,781,618	2,871,909
Federal Home Loan Mortgage Corp. 4664 TA — 3.000% 9/15/2037	4,307,603	4,430,726
Federal Home Loan Mortgage Corp. 4504 DN — 3.000% 10/15/2040	9,077,071	9,178,662
Federal Home Loan Mortgage Corp. 3862 MB — 3.500% 5/15/2026	13,420,731	14,104,638

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. 3828 VE — 4.500% 1/15/2024	$798,904	$851,365
Federal Home Loan Mortgage Corp. 4395 NT — 4.500% 7/15/2026	6,228,372	6,614,381
Federal National Mortgage Association 2014-21 ED — 2.250% 4/25/2029	508,960	518,375
Federal National Mortgage Association 2013-135 KM — 2.500% 3/25/2028	1,185,340	1,216,793
Federal National Mortgage Association 4387 VA — 3.000% 2/15/2026	430,366	446,079
Federal National Mortgage Association 2017-30 G — 3.000% 7/25/2040	7,422,473	7,724,791
Federal National Mortgage Association 2013-93 PJ — 3.000% 7/25/2042	1,564,196	1,638,921
Federal National Mortgage Association 2017-16 JA — 3.000% 2/25/2043	16,905,777	17,418,774
Federal National Mortgage Association 2018-16 HA — 3.000% 7/25/2043	18,210,061	18,817,432
Federal National Mortgage Association 2011-98 VE — 3.500% 6/25/2026	13,677,000	13,929,628
Federal National Mortgage Association 2011-80 KB — 3.500% 8/25/2026	10,687,107	11,124,709
Federal National Mortgage Association 2012-144 PD — 3.500% 4/25/2042	3,292,189	3,476,311
Federal National Mortgage Association 2017-45 KD — 3.500% 2/25/2044	11,179,478	11,519,058
Federal National Mortgage Association 2017-52 KC — 3.500% 4/25/2044	13,121,235	13,548,596
Federal National Mortgage Association 2017-59 DC — 3.500% 5/25/2044	18,025,384	18,537,512
Federal National Mortgage Association 2012-40 GC — 4.500% 12/25/2040	740,073	755,650
Federal National Mortgage Association 2010-43 MK — 5.500% 5/25/2040	1,403,936	1,551,204
		$169,226,029
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963, 12M USD LIBOR + 1.755% — 3.755% 3/1/2036(d)	$534,886	$560,950
AGENCY POOL FIXED RATE — 2.9%
Federal Home Loan Mortgage Corp. J24941 — 2.000% 8/1/2023	$1,326,962	$1,364,473
Federal Home Loan Mortgage Corp. J20834 — 2.500% 10/1/2027	971,761	1,012,603
Federal Home Loan Mortgage Corp. J16678 — 3.000% 9/1/2026	3,642,997	3,821,011
Federal Home Loan Mortgage Corp. J17544 — 3.000% 12/1/2026	5,240,388	5,509,559
Federal Home Loan Mortgage Corp. J17774 — 3.000% 1/1/2027	1,055,198	1,106,430
Federal Home Loan Mortgage Corp. G15418 — 3.000% 11/1/2027	1,367,853	1,438,112
Federal Home Loan Mortgage Corp. G16406 — 3.000% 1/1/2028	16,297,087	17,113,810
Federal Home Loan Mortgage Corp. G16620 — 3.000% 8/1/2028	7,228,743	7,593,268
Federal Home Loan Mortgage Corp. G16478 — 3.000% 5/1/2030	23,167,008	24,299,055
Federal Home Loan Mortgage Corp. G16592 — 3.000% 2/1/2032	13,637,599	14,308,257
Federal Home Loan Mortgage Corp. G15169 — 4.500% 9/1/2026	1,180,264	1,245,031
Federal Home Loan Mortgage Corp. G15272 — 4.500% 9/1/2026	477,923	497,904
Federal Home Loan Mortgage Corp. G15875 — 4.500% 9/1/2026	1,699,184	1,785,361
Federal Home Loan Mortgage Corp. G15036 — 5.000% 6/1/2024	334,394	341,667
Federal Home Loan Mortgage Corp. G13667 — 5.000% 8/1/2024	40,981	42,016
Federal Home Loan Mortgage Corp. G15173 — 5.000% 6/1/2026	338,053	348,066
Federal Home Loan Mortgage Corp. G15407 — 5.000% 6/1/2026	1,402,967	1,461,142

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. J01270 — 5.500% 2/1/2021	$6,478	$6,556
Federal Home Loan Mortgage Corp. G15230 — 5.500% 12/1/2024	830,683	860,541
Federal Home Loan Mortgage Corp. G15458 — 5.500% 12/1/2024	217,308	225,567
Federal Home Loan Mortgage Corp. G14460 — 6.000% 1/1/2024	76,695	79,333
Federal Home Loan Mortgage Corporation J16662 — 3.000% 9/1/2026	1,341,856	1,407,006
Federal Home Loan Mortgage Corporation J17197 — 3.000% 11/1/2026	2,305,669	2,417,614
Federal Home Loan Mortgage Corporation ZK3908 — 3.000% 2/1/2027	818,108	857,617
Federal Home Loan Mortgage Corporation ZK3970 — 3.000% 3/1/2027	678,846	711,630
Federal National Mortgage Association AB6251 — 2.000% 9/1/2022	218,296	224,467
Federal National Mortgage Association AB7515 — 2.000% 1/1/2023	146,100	150,230
Federal National Mortgage Association MA2449 — 2.500% 11/1/2025	8,809,331	9,172,447
Federal National Mortgage Association AB6192 — 2.500% 9/1/2027	1,554,379	1,619,421
Federal National Mortgage Association MA2726 — 3.000% 8/1/2026	2,494,499	2,617,304
Federal National Mortgage Association AJ6973 — 3.000% 11/1/2026	1,278,501	1,340,243
Federal National Mortgage Association AJ9387 — 3.000% 12/1/2026	677,626	710,350
Federal National Mortgage Association AU3826 — 3.000% 12/1/2026	18,853,340	19,752,041
Federal National Mortgage Association MA0953 — 3.000% 1/1/2027	3,238,293	3,394,680
Federal National Mortgage Association AL1345 — 3.000% 2/1/2027	1,202,823	1,260,911
Federal National Mortgage Association AB4673 — 3.000% 3/1/2027	1,333,486	1,397,884
Federal National Mortgage Association AK9467 — 3.000% 3/1/2027	1,419,412	1,487,960
Federal National Mortgage Association AL5254 — 3.000% 11/1/2027	1,775,877	1,861,639
Federal National Mortgage Association AL3773 — 3.000% 6/1/2028	2,131,976	2,235,601
Federal National Mortgage Association AL5638 — 3.000% 6/1/2028	1,025,529	1,075,055
Federal National Mortgage Association AL4693 — 3.000% 8/1/2028	1,186,350	1,243,643
Federal National Mortgage Association MA3480 — 3.000% 8/1/2028	4,913,979	5,160,504
Federal National Mortgage Association MA3485 — 3.000% 9/1/2028	2,590,320	2,720,271
Federal National Mortgage Association 890837 — 3.000% 10/1/2028	14,315,611	15,011,429
Federal National Mortgage Association BM4299 — 3.000% 3/1/2030	34,405,164	36,066,693
Federal National Mortgage Association FM1102 — 4.000% 3/1/2031	8,123,094	8,556,822
Federal National Mortgage Association AL4056 — 5.000% 6/1/2026	958,145	988,284
Federal National Mortgage Association AL5867 — 5.500% 8/1/2023	63,578	65,582
Federal National Mortgage Association AL0471 — 5.500% 7/1/2025	54,827	57,491
Federal National Mortgage Association AL4433 — 5.500% 9/1/2025	328,031	338,690
Federal National Mortgage Association AL4901 — 5.500% 9/1/2025	270,144	278,568
Federal National Mortgage Association AD0951 — 6.000% 12/1/2021	107,437	109,562
Federal National Mortgage Association AL0294 — 6.000% 10/1/2022	22,321	23,078
Federal National Mortgage Association 890225 — 6.000% 5/1/2023	197,576	204,865
Government National Mortgage Association 782281 — 6.000% 3/15/2023	399,504	415,450
		$209,394,794

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AGENCY STRIPPED — 1.3%
Federal Home Loan Mortgage Corp. 217 PO — 0.000% 1/1/2032(f)	$145,927	$139,108
Federal Home Loan Mortgage Corp. 3763 NI — 3.500% 5/15/2025	680,590	18,818
Federal Home Loan Mortgage Corp. 3917 AI — 4.500% 7/15/2026	5,907,493	329,087
Federal Home Loan Mortgage Corp. 217 IO — 6.500% 1/1/2032	140,513	30,469
Federal National Mortgage Association 2010-25 NI — 5.000% 3/25/2025	4,627	91
Federal National Mortgage Association 2003-64 XI — 5.000% 7/25/2033	386,826	60,841
Resolution Funding Corp. — 0.000% 10/15/2020(f)	89,328,000	89,029,627
		$89,608,041
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 6.0%
BRAVO Residential Funding Trust 2019-1 A1C — 3.500% 3/25/2058(e)	$30,342,057	$29,895,058
CIM Trust 2017-7 A, VRN — 3.000% 4/25/2057(d)(e)	19,927,657	19,443,461
CIM Trust 2018-R3 A1, VRN — 5.000% 12/25/2057(d)(e)	49,158,046	47,401,048
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.000% 8/25/2020	2,072	2,065
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.000% 1/25/2035(d)(e)	6,025,720	5,993,615
Finance of America HECM Buyout 2020-HB1 M1, VRN — 2.105% 2/25/2030(d)(e)	10,431,000	10,750,199
Finance of America HECM Buyout — 2.656% 12/27/2049(e)	25,633,494	24,919,096
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.500% 5/25/2058(d)(e)	34,817,891	35,277,331
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(b)(d)(e)	7,922,000	7,626,747
Nationstar HECM Loan Trust 2019-1A M1, VRN — 2.664% 6/25/2029(b)(d)(e)	10,270,000	9,935,918
Nationstar HECM Loan Trust 2018-2A M1, VRN — 3.552% 7/25/2028(b)(d)(e)	8,381,000	8,370,608
Nomura Resecuritization Trust 2016-1R 3A1 — 5.000% 9/28/2036(d)(e)	2,967,202	2,937,411
Towd Point Mortgage Trust 2016-3 A1 — 2.250% 4/25/2056(d)(e)	10,519,346	10,422,401
Towd Point Mortgage Trust 2015-1 AES — 3.000% 10/25/2053(d)(e)	4,280,128	4,264,687
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.000% 1/25/2058(d)(e)	26,318,989	26,397,699
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.250% 3/25/2058(d)(e)	62,729,115	63,292,479
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.250% 7/25/2058(d)(e)	44,093,902	44,502,899
Towd Point Mortgage Trust 2015-2 1A1 — 3.250% 11/25/2060(d)(e)	12,922,922	12,960,330
Towd Point Mortgage Trust 2015-4 A1 — 3.500% 4/25/2055(d)(e)	12,824,972	12,859,944
Towd Point Mortgage Trust 2015-2 2A1 — 3.750% 11/25/2057(d)(e)	7,554,089	7,578,665
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.750% 3/25/2058(d)(e)	44,732,170	45,680,523
		$430,512,184
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $890,283,578)		$899,301,998

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 63.0%
AUTO — 23.0%
Ally Auto Receivables Trust 2019-3 A3 — 1.930% 5/15/2024	$70,270,000	$69,544,055
Ally Auto Receivables Trust 2017-1 B — 2.350% 3/15/2022	3,758,000	3,709,594
Ally Auto Receivables Trust 2017-1 C — 2.480% 5/16/2022	7,059,000	6,970,532
AmeriCredit Automobile Receivables Trust 2017-4 A3 — 2.040% 7/18/2022	6,302,128	6,201,969
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.710% 8/18/2022	7,547,000	7,487,519
BMW Vehicle Lease Trust 2017-2 A4 — 2.190% 3/22/2021	5,140,974	5,140,932
BMW Vehicle Owner Trust 2019-A A3 — 1.920% 1/25/2024	32,758,000	32,417,975
CarMax Auto Owner Trust 2017-4 A3 — 2.110% 10/17/2022	5,867,911	5,803,312
CarMax Auto Owner Trust 2019-3 A3 — 2.180% 8/15/2024	48,284,000	48,448,393
CarMax Auto Owner Trust 2018-1 A3 — 2.480% 11/15/2022	16,005,775	15,812,443
CarMax Auto Owner Trust 2018-2 A3 — 2.980% 1/17/2023	22,270,000	22,416,993
CarMax Auto Owner Trust 2018-2 A4 — 3.160% 7/17/2023	6,059,000	5,943,933
CarMax Auto Owner Trust 2019-1 A4 — 3.260% 8/15/2024	24,353,000	25,245,511
CarMax Auto Owner Trust 2019-1 B — 3.450% 11/15/2024	13,090,000	13,670,285
CarMax Auto Owner Trust 2018-4 A4 — 3.480% 2/15/2024	22,031,000	21,856,924
Credit Acceptance Auto Loan Trust 2017-3A A — 2.650% 6/15/2026(e)	8,988,417	8,864,696
Credit Acceptance Auto Loan Trust 2017-3A B — 3.210% 8/17/2026(e)	36,562,000	36,317,707
Enterprise Fleet Financing LLC 2020-1 A2 — 1.780% 12/22/2025(e)	28,774,000	28,561,271
First Investors Auto Owner Trust 2017-1A B — 2.670% 4/17/2023(e)	4,174,000	4,134,986
First Investors Auto Owner Trust 2017-1A C — 2.950% 4/17/2023(e)	8,149,000	7,972,338
Ford Credit Auto Lease Trust 2020-A A4 — 1.880% 5/15/2023	16,674,000	16,183,734
Ford Credit Auto Lease Trust 2019-B B — 2.360% 1/15/2023	32,914,000	32,238,473
Ford Credit Auto Owner Trust 2019-C A3 — 1.870% 3/15/2024	30,639,000	30,254,352
GM Financial Automobile Leasing Trust 2020-1 B — 1.840% 12/20/2023	13,417,000	12,528,811
GM Financial Automobile Leasing Trust 2019-3 A4 — 2.030% 7/20/2023	5,929,000	5,784,223
GM Financial Automobile Leasing Trust 2019-3 B — 2.160% 7/20/2023	21,492,000	20,425,161
GM Financial Automobile Leasing Trust 2018-1 A4 — 2.680% 12/20/2021	15,743,000	15,639,583
GM Financial Automobile Leasing Trust 2019-2 B — 2.890% 3/20/2023	12,206,000	11,841,653
GM Financial Automobile Leasing Trust 2019-1 B — 3.370% 12/20/2022	43,632,000	42,760,582
Honda Auto Receivables Owner Trust 2020-1 A3 — 1.610% 4/22/2024	51,001,000	51,065,083
Honda Auto Receivables Owner Trust 2019-3 A3 — 1.780% 8/15/2023	33,626,000	32,626,497
Honda Auto Receivables Owner Trust 2019-4 A3 — 1.830% 1/18/2024	32,441,000	31,996,766
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.540% 3/21/2025	21,573,000	21,983,728
Honda Auto Receivables Owner Trust 2018-1I A4 — 2.830% 5/15/2024	37,617,000	37,543,316
Honda Auto Receivables Owner Trust 2019-1 A4 — 2.900% 6/18/2024	14,962,000	14,783,806

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Hyundai Auto Lease Securitization Trust 2020-A A4 — 2.000% 12/15/2023(e)	$8,740,000	$8,472,248
Hyundai Auto Lease Securitization Trust 2019-B A4 — 2.030% 6/15/2023(e)	10,870,000	10,601,276
Hyundai Auto Lease Securitization Trust 2020-A B — 2.120% 5/15/2024(e)	7,377,000	6,939,310
Hyundai Auto Lease Securitization Trust 2019-B B — 2.130% 11/15/2023(e)	41,387,000	39,219,145
Hyundai Auto Lease Securitization Trust 2017-C A4 — 2.210% 9/15/2021(e)	6,774,074	6,774,019
Hyundai Auto Lease Securitization Trust 2018-A A4 — 2.890% 3/15/2022(e)	23,622,000	23,552,613
Hyundai Auto Lease Securitization Trust 2019-A B — 3.250% 10/16/2023(e)	12,636,000	12,321,490
Hyundai Auto Receivables Trust 2019-A A4 — 2.710% 5/15/2025	22,000,000	21,642,267
Hyundai Auto Receivables Trust 2018-A A4 — 2.940% 6/17/2024	27,125,000	26,889,284
Mercedes-Benz Auto Lease Trust 2020-A A4 — 1.880% 9/15/2025	21,265,000	20,533,731
Mercedes-Benz Auto Lease Trust 2019-B A4 — 2.050% 8/15/2025	20,719,000	20,133,454
Mercedes-Benz Auto Lease Trust 2018-A A4 — 2.510% 10/16/2023	6,318,000	6,319,669
Mercedes-Benz Auto Receivables Trust 2019-1 A3 — 1.940% 3/15/2024	48,937,000	47,534,906
Mercedes-Benz Auto Receivables Trust 2018-1 A4 — 3.150% 10/15/2024	32,591,000	32,409,670
Nissan Auto Lease Trust 2020-A A4 — 1.880% 4/15/2025	25,925,000	25,033,631
Nissan Auto Lease Trust 2017-B A4 — 2.170% 12/15/2021	1,591,047	1,591,047
Nissan Auto Lease Trust 2019-B A4 — 2.290% 4/15/2025	21,027,000	20,610,848
Nissan Auto Receivables Owner Trust 2019-C A3 — 1.930% 7/15/2024	35,456,000	35,800,554
Nissan Auto Receivables Owner Trust 2018-A A3 — 2.650% 5/16/2022	20,908,205	20,977,834
Nissan Auto Receivables Owner Trust 2019-A A3 — 2.900% 10/16/2023	5,864,000	5,978,851
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.160% 12/16/2024	27,408,000	27,335,909
Prestige Auto Receivables Trust 2019-1A B — 2.530% 1/16/2024(e)	17,546,000	17,516,205
Prestige Auto Receivables Trust 2017-1A C — 2.810% 1/17/2023(e)	30,628,000	30,258,029
Toyota Auto Receivables Owner Trust 2020-A A3 — 1.660% 5/15/2024	55,845,000	53,885,159
Toyota Auto Receivables Owner Trust 2019-C A3 — 1.910% 9/15/2023	37,055,000	36,657,559
Toyota Auto Receivables Owner Trust 2019-D A3 — 1.920% 1/16/2024	34,225,000	33,911,229
Volkswagen Auto Lease Trust 2019-A A4 — 2.020% 8/20/2024	16,152,000	16,076,581
Volkswagen Auto Loan Enhanced Trust 2018-1 A4 — 3.150% 7/22/2024	8,455,000	8,653,811
Westlake Automobile Receivables Trust 2020-1A B — 1.940% 4/15/2025(e)	62,080,000	60,857,601
Westlake Automobile Receivables Trust 2018-1A C — 2.920% 5/15/2023(e)	10,232,277	10,157,891
World Omni Auto Receivables Trust 2020-A A3 — 1.700% 1/17/2023	41,597,000	39,141,338

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
World Omni Auto Receivables Trust 2019-C A3 — 1.960% 12/16/2024	$40,212,000	$39,474,448
World Omni Auto Receivables Trust 2018-A A3 — 2.500% 4/17/2023	26,045,379	26,084,822
World Omni Auto Receivables Trust 2018-A B — 2.890% 4/15/2025	4,865,000	4,951,667
World Omni Auto Receivables Trust 2018-B A4 — 3.030% 6/17/2024	1,982,000	1,945,140
World Omni Auto Receivables Trust 2019-A A3 — 3.040% 5/15/2024	30,746,000	31,048,694
World Omni Auto Receivables Trust 2019-A B — 3.340% 6/16/2025	10,560,000	10,611,941
World Omni Automobile Lease Securitization Trust 2019-B A4 — 2.070% 2/18/2025	21,951,000	21,326,582
World Omni Automobile Lease Securitization Trust 2019-B B — 2.130% 2/18/2025	12,293,000	11,699,163
World Omni Automobile Lease Securitization Trust 2018-B B — 3.430% 3/15/2024	11,060,000	10,622,486
		$1,639,729,238
COLLATERALIZED LOAN OBLIGATION — 10.1%
Adams Mill CLO Ltd. 2014-1A B2R — 3.350% 7/15/2026(e)	$8,136,000	$8,105,620
B&M CLO Ltd. 2014-1A A2R, 3M USD LIBOR + 1.600% — 3.443% 4/16/2026(d)(e)	12,409,000	12,170,003
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 2.986% 10/17/2026(d)(e)	10,219,531	10,076,539
California Street CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(e)	15,800,000	15,794,754
Cerberus Corporate Credit Solutions Fund, 3M USD LIBOR + 1.530% — 3.361% 10/15/2030(d)(e)	13,879,000	13,074,698
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 3.581% 4/15/2027(d)(e)	29,314,791	29,071,243
Cerberus Loan Funding XXI LP 2017-4A A, 3M USD LIBOR + 1.450% — 3.281% 10/15/2027(d)(e)	37,928,888	37,211,463
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(e)	2,847,910	2,843,565
Elm Trust 2018-2A A2 — 4.605% 10/20/2027(e)	22,693,000	22,541,912
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, 3M USD LIBOR + 1.550% — 3.242% 11/15/2029(d)(e)	63,296,000	60,530,155
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, 3M USD LIBOR + 7.250% — 8.942% 11/15/2029(d)(e)	12,772,000	6,385,885
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 8.231% 12/15/2028(d)	20,977,000	16,625,699
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R, 3M USD LIBOR + 0.900% — 2.719% 10/18/2027(d)(e)	38,060,561	36,314,837
Halcyon Loan Advisors Funding Ltd. 2015-1A AR, 3M USD LIBOR + 0.920% — 2.747% 4/20/2027(d)(e)	30,347,581	29,276,675
Halcyon Loan Advisors Funding Ltd. 2014-3A AR, 3M USD LIBOR + 1.100% — 2.902% 10/22/2025(d)(e)	6,158,812	6,052,388

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(e)	$21,762,000	$21,661,486
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(e)	47,606,000	47,255,068
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, 3M USD LIBOR + 1.530% — 3.349% 10/20/2029(d)(e)	7,430,000	7,050,008
Ivy Hill Middle Market Credit Fund X Ltd. 10A A1AR, 3M USD LIBOR + 1.250% — 3.069% 7/18/2030(d)(e)	26,085,000	24,553,080
Nassau Ltd. 2017-IA A1AS, 3M USD LIBOR + 1.150%, FRN — 2.960% 10/15/2029(b)(d)(e)	24,398,000	23,134,037
Saranac CLO III Ltd. 2014-3A ALR, 3M USD LIBOR + 1.100% — 2.295% 6/22/2030(d)(e)	26,217,000	24,872,435
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 2.862% 5/15/2026(d)(e)	10,993,870	10,658,876
Sound Point CLO XVII 2017-3A A1A, 3M USD LIBOR + 1.220%, FRN — 3.039% 10/20/2030(d)(e)	2,685,000	2,488,023
Sound Point CLO XVII 2017-3A A1B, 3M USD LIBOR + 1.220%, FRN — 3.039% 10/20/2030(d)(e)	3,435,000	3,183,002
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.950% — 2.786% 4/17/2028(d)(e)	31,990,867	30,972,533
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300% — 3.136% 7/17/2026(d)(e)	17,042,146	16,475,001
Telos CLO Ltd. 2013-3A BR, 3M USD LIBOR + 2.000% — 3.836% 7/17/2026(d)(e)	20,894,000	19,877,549
THL Credit Wind River CLO Ltd. 2016-1A AR, 3M USD LIBOR + 1.050% — 2.881% 7/15/2028(d)(e)	27,873,000	27,017,996
VCO CLO LLC 2018-1A A, 3M USD LIBOR + 1.500% — 3.319% 7/20/2030(d)(e)	26,276,000	25,172,408
Venture Xxv CLO Ltd. 2016-25A AR, 3M USD LIBOR + 1.230% — 3.049% 4/20/2029(d)(e)	35,216,000	33,909,662
Wellfleet CLO Ltd. 2016-1A AR, 3M USD LIBOR + 0.910% — 2.729% 4/20/2028(d)(e)	26,029,000	25,221,060
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(e)	4,379,061	4,372,352
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(e)	2,977,098	2,966,201
Zais CLO 14 Ltd. 2020-14A A1A, 3M USD LIBOR + 1.400%, FRN — 1.000% 4/15/2032(d)(e)	52,951,000	49,773,887
Zais CLO 2 Ltd. 2014-2A A1BR — 2.920% 7/25/2026(e)	1,930,302	1,925,847
Zais CLO 7 Ltd. 2017-2A A, 3M USD LIBOR + 1.290%, FRN — 3.121% 4/15/2030(d)(e)	15,670,000	14,570,624
		$723,186,571

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CREDIT CARD — 6.4%
American Express Credit Account Master Trust 2017-6 B — 2.200% 5/15/2023	$39,998,000	$39,465,559
American Express Credit Account Master Trust 2019-2 A — 2.670% 11/15/2024	16,863,000	17,328,206
American Express Credit Account Master Trust 2019-1 A — 2.870% 10/15/2024	79,915,000	82,116,451
American Express Credit Account Master Trust 2018-8 A — 3.180% 4/15/2024	35,343,000	36,172,666
Barclays Dryrock Issuance Trust 2019-1 A — 1.960% 5/15/2025	57,546,000	56,322,077
Cabela's Credit Card Master Note Trust 2015-2 A1 — 2.250% 7/17/2023	9,884,000	9,833,978
Capital One Multi-Asset Execution Trust 2019-A2 A2 — 1.720% 8/15/2024	2,495,000	2,519,495
Capital One Multi-Asset Execution Trust 2017-A4 A4 — 1.990% 7/17/2023	29,840,000	29,838,914
Discover Card Execution Note Trust 2019-A1 A1 — 3.040% 7/15/2024	8,877,000	9,144,012
Golden Credit Card Trust 2018-1A A — 2.620% 1/15/2023(e)	32,022,000	31,810,850
Synchrony Card Funding LLC 2019-A2 A — 2.340% 6/15/2025	64,171,000	63,333,434
Synchrony Card Funding LLC 2019-A1 A — 2.950% 3/15/2025	19,862,000	19,830,064
Synchrony Card Issuance Trust 2018-A1 A1 — 3.380% 9/15/2024	57,741,000	55,776,195
		$453,491,901
EQUIPMENT — 18.7%
ARI Fleet Lease Trust 2019-A A2A — 2.410% 11/15/2027(e)	$23,167,000	$22,838,603
ARI Fleet Lease Trust 2018-A A3 — 2.840% 10/15/2026(e)	13,974,000	13,894,670
Ascentium Equipment Receivables 2019-2A A3 — 2.190% 11/10/2026(e)	44,282,000	41,877,288
Ascentium Equipment Receivables Trust 2017-2A A3 — 2.310% 12/10/2021(e)	8,348,352	8,221,721
Ascentium Equipment Receivables Trust 2019-1A A3 — 2.830% 5/12/2025(e)	58,897,000	58,263,810
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.500% 7/20/2021(e)	32,438,000	32,379,411
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.630% 12/20/2021(e)	22,666,000	22,465,007
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.970% 3/20/2024(e)	8,580,000	8,045,663
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.450% 3/20/2023(e)	13,010,000	12,888,134
CCG Receivables Trust 2018-1 A2 — 2.500% 6/16/2025(e)	4,176,180	4,168,225
Chesapeake Funding II LLC 2019-2A A1 — 1.950% 9/15/2031(e)	44,434,370	43,888,441
Chesapeake Funding II LLC 2017-4A A1 — 2.120% 11/15/2029(e)	11,274,433	11,039,681
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(e)	12,473,285	11,731,344
Daimler Trucks Retail Trust 2019-1 A4 — 2.790% 5/15/2025(e)	23,397,000	23,478,883

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Dell Equipment Finance Trust 2019-2 A3 — 1.910% 10/22/2024(e)	$16,374,000	$15,910,103
Dell Equipment Finance Trust 2019-2 B — 2.060% 10/22/2024(e)	21,992,000	21,675,779
Dell Equipment Finance Trust 2019-1 B — 2.940% 3/22/2024(e)	27,810,000	27,787,377
Enterprise Fleet Financing LLC 2017-3 A2 — 2.130% 5/22/2023(e)	4,737,939	4,648,777
Enterprise Fleet Financing LLC 2017-2 A3 — 2.220% 1/20/2023(e)	23,511,000	23,186,417
Enterprise Fleet Financing LLC 2019-2 A2 — 2.290% 2/20/2025(e)	46,144,000	45,950,629
Enterprise Fleet Financing LLC 2017-1 A3 — 2.600% 7/20/2022(e)	9,653,000	9,580,577
GreatAmerica Leasing Receivables Funding LLC 2019-1 A4 — 3.210% 2/18/2025(e)	10,720,000	10,720,512
GreatAmerica Leasing Receivables Funding LLC Series 2020-1 A3 — 1.760% 8/15/2023(e)	19,348,000	19,115,588
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.360% 1/20/2023(e)	4,851,811	4,779,411
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.830% 6/17/2024(e)	8,631,000	8,391,857
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.890% 1/22/2024(e)	2,609,000	2,556,468
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 B — 2.990% 6/17/2024(e)	920,000	914,962
Hertz Fleet Lease Funding LP 2018-1 A2 — 3.230% 5/10/2032(e)	11,769,883	11,661,040
HPEFS Equipment Trust 2020-1A B — 1.890% 2/20/2030(e)	13,617,000	13,281,134
HPEFS Equipment Trust 2019-1A B — 2.320% 9/20/2029(e)	6,292,000	6,192,146
John Deere Owner Trust 2019-B A3 — 2.210% 12/15/2023	15,542,000	15,368,690
John Deere Owner Trust 2018-A A4 — 2.910% 1/15/2025	24,496,000	24,212,207
John Deere Owner Trust 2019 A A4 — 3.000% 1/15/2026	13,310,000	13,503,670
John Deere Owner Trust 2018-B A4 — 3.230% 6/16/2025	26,991,000	27,172,201
Kubota Credit Owner Trust 2018-1A A3 — 3.100% 8/15/2022(e)	41,762,000	41,126,149
Kubota Credit Owner Trust 2018-1A A4 — 3.210% 1/15/2025(e)	6,709,000	6,713,380
MMAF Equipment Finance LLC 2017-B A4 — 2.410% 11/15/2024(e)	16,545,000	16,430,365
MMAF Equipment Finance LLC 2017-B A3 — 2.210% 10/17/2022(e)	12,959,283	12,652,680
MMAF Equipment Finance LLC 2019 A A3 — 2.840% 11/13/2023(e)	23,174,000	23,109,319
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.070% 10/15/2024(e)	29,251,000	29,355,139
NextGear Floorplan Master Owner Trust 2017-1A A2 — 2.540% 4/18/2022(e)	22,933,000	22,918,988
NextGear Floorplan Master Owner Trust 2017-2A B — 3.020% 10/17/2022(e)	20,252,000	20,025,226
NextGear Floorplan Master Owner Trust 2019-1A A2 — 3.210% 2/15/2024(e)	15,798,000	14,868,480

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NextGear Floorplan Master Owner Trust 2018-1A A2 — 3.220% 2/15/2023(e)	$12,191,000	$12,121,662
NextGear Floorplan Master Owner Trust 2018-2A A2 — 3.690% 10/15/2023(e)	21,126,000	20,006,867
Prop Series 2017-1A — 5.300% 3/15/2042(b)	21,143,494	20,817,374
Verizon Owner Trust 2019 A A1A — 2.930% 9/20/2023	43,497,000	44,210,290
Verizon Owner Trust 2019 A B — 3.020% 9/20/2023	18,870,000	18,350,667
Verizon Owner Trust 2017-2A A — 1.920% 12/20/2021(e)	14,359,666	14,282,452
Verizon Owner Trust 2019-C A1A — 1.940% 4/22/2024	79,492,000	74,895,216
Verizon Owner Trust 2017-3A A1A — 2.060% 4/20/2022(e)	10,541,089	10,541,493
Verizon Owner Trust 2019-C B — 2.060% 4/22/2024	42,152,000	40,298,109
Verizon Owner Trust 2017-2A B — 2.220% 12/20/2021(e)	24,147,000	24,054,121
Verizon Owner Trust 2017-3A B — 2.380% 4/20/2022(e)	19,491,000	18,921,072
Verizon Owner Trust 2019-B B — 2.400% 12/20/2023	42,076,000	41,324,535
Verizon Owner Trust 2017-1A B — 2.450% 9/20/2021(e)	33,818,000	33,354,720
Verizon Owner Trust 2018-1A B — 3.050% 9/20/2022(e)	24,278,000	23,779,121
Verizon Owner Trust 2018-A B — 3.380% 4/20/2023	26,414,000	25,901,740
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.210% 11/15/2021(e)	5,966,000	5,826,570
Volvo Financial Equipment LLC Series 2018-1A A3 — 2.540% 2/15/2022(e)	29,020,977	28,999,231
Volvo Financial Equipment LLC Series 2019-1A A4 — 3.130% 11/15/2023(e)	17,060,000	17,273,642
Wheels SPV 2 LLC 2019-1A A3 — 2.350% 5/22/2028(e)	32,817,000	32,933,891
Wheels SPV 2 LLC 2018-1A A3 — 3.240% 4/20/2027(e)	12,759,000	12,685,321
		$1,329,568,246
OTHER — 4.8%
CoreVest American Finance Trust 2018-1 A — 3.804% 6/15/2051(e)	$33,844,980	$34,112,217
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3 AT3 — 2.512% 9/15/2052(e)	31,799,000	31,895,729
New Residential Mortgage LLC 2018-FNT1 A — 3.610% 5/25/2023(e)	21,856,637	21,132,800
New Residential Mortgage LLC 2018-FNT2 A — 3.790% 7/25/2054(e)	26,681,958	25,771,105
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(e)	10,210,542	10,080,025
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(e)	11,673,083	11,404,841
PFS Financing Corp. 2017-BA A2 — 2.220% 7/15/2022(e)	22,138,000	22,185,690
PFS Financing Corp. 2017-D A — 2.400% 10/17/2022(e)	16,852,000	16,795,726
PFS Financing Corp. 2017-BA B — 2.570% 7/15/2022(e)	7,305,000	7,306,663
PFS Financing Corp. 2017-D B — 2.740% 10/17/2022(e)	7,798,000	7,838,865

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
PFS Financing Corp. 2019-A A2 — 2.860% 4/15/2024(e)	$20,397,000	$19,790,985
PFS Financing Corp. 2018-B A — 2.890% 2/15/2023(e)	28,344,000	28,048,823
PFS Financing Corp. 2018-B B — 3.080% 2/15/2023(e)	7,809,000	7,606,354
PFS Financing Corp. 2019-A B — 3.130% 4/15/2024(e)	4,897,000	4,605,804
PFS Financing Corp. 2018-D A — 3.190% 4/17/2023(e)	35,001,000	34,423,746
PFS Financing Corp. 2018-D B — 3.450% 4/17/2023(e)	17,375,000	16,833,260
PFS Financing Corp. 2018-F A — 3.520% 10/15/2023(e)	34,024,000	34,040,447
PFS Financing Corp. 2018-F B — 3.770% 10/15/2023(e)	5,641,000	5,610,847
		$339,483,927
TOTAL ASSET-BACKED SECURITIES (Cost $4,577,276,535)		$4,485,459,883
CORPORATE BONDS & NOTES — 1.8%
BASIC MATERIALS — 0.9%
PT Boart Longyear Management Pty Ltd. PIK, 10.00% Cash or 12.00% PIK — 10.000% 12/31/2022	$67,602,030	$60,841,827
COMMUNICATIONS — 0.3%
Cisco Systems, Inc. — 2.450% 6/15/2020	$19,864,000	$19,885,257
CONSUMER, CYCLICAL — 0.0%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$2,523	$2,609
CONSUMER, NON-CYCLICAL — 0.6%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 9.875% 6/30/2024(e)	$48,449,455	$46,390,353
TECHNOLOGY — 0.0%
Oracle Corp. — 3.875% 7/15/2020	$842,000	$846,385
TOTAL CORPORATE BONDS & NOTES (Cost $135,220,170)		$127,966,431
CORPORATE BANK DEBT — 4.9%
ABG Intermediate Holding 2 LLC, 1M USD LIBOR + 3.500% — 4.500% 9/27/2024(c)(d)	$8,155,000	$6,360,900
Boart Longyear Management Pty Ltd. TL, 10.00% Cash or 11.00% PIK — 11.000% 10/23/2020(c)	5,027,741	4,600,936

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Franchise Group New Holding LLC — 8.000% 5/14/2020(b)(c)	$91,701,000	$90,167,576
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 2/27/2022(c)(d)	26,697,000	25,362,150
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 7.990% 12/31/2022(c)(d)	40,877,000	34,745,450
Hanjin International Corp., 1M USD LIBOR + 2.500% — 3.489% 10/18/2020(c)(d)	8,130,000	6,341,400
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.863% 6/23/2023(c)(d)	32,422,601	12,969,040
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 6.739% 12/22/2024(c)(d)	14,021,354	12,829,539
MB2LTL, 2M USD LIBOR + 9.250% — 10.510% 11/30/2023(b)(c)(d)	6,816,000	6,219,600
McDermott Technology Americas, Inc. — 10.627% 10/21/2020(b)(c)	18,400,000	16,468,000
MEC Filo TL 1, 9.500% — 11.500% 2/12/2021(b)(c)(d)	19,768,000	19,768,000
Mediaco Holding, Inc. Class A, 1M USD LIBOR + 6.400% — 8.400% 11/25/2024(b)(c)(d)	12,330,508	12,215,859
OTGTL, 3M USD LIBOR + 7.000% — 8.744% 8/23/2021(b)(c)(d)	25,573,000	23,294,957
Polyconcept North America Holdings, Inc., 3M USD LIBOR + 4.500% — 5.950% 8/16/2023(c)(d)	24,615,618	19,692,495
Transform SR Holdings LLC Term Loan B, 1M USD LIBOR + 7.250% — 8.897% 2/12/2024(c)(d)	3,127,000	2,845,570
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 5.450% 9/9/2021(c)(d)	34,952,697	33,379,826
ZW1L, 3M USD LIBOR + 5.000% — 6.780% 11/16/2022(b)(c)(d)	14,583,525	13,337,509
ZW2L, 3M USD LIBOR + 9.000% — 10.800% 11/16/2023(b)(c)(d)	3,362,964	3,067,864
TOTAL CORPORATE BANK DEBT (Cost $384,580,205)		$343,666,671
U.S. TREASURY — 5.0%
U.S. Treasury Bills — 0.191% 4/7/2020(f)(Cost $356,800,401)	$356,812,000	$356,809,431
TOTAL BONDS & DEBENTURES — 97.1% (Cost $7,090,110,495)		$6,909,459,863
TOTAL INVESTMENT SECURITIES — 97.4% (Cost $7,121,875,446)		$6,934,448,978

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

SHORT-TERM INVESTMENTS — 1.5%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 4/1/2020 (Dated 03/31/2020, repurchase price of $109,901,000, collateralized by $107,650,000 principal amount U.S. Treasury Notes — 1.625% 2022, fair value $112,102,619)	$109,901,000	$109,901,000
TOTAL SHORT-TERM INVESTMENTS (Cost $109,901,000)		$109,901,000
TOTAL INVESTMENTS — 98.9% (Cost $7,231,776,446)		$7,044,349,978
Other assets and liabilities, net — 1.1%		76,586,276
NET ASSETS — 100.0%		$7,120,936,254

(a)  Non-income producing security.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(c)  Restricted securities. These restricted securities constituted 5.06% of total net assets at March 31, 2020, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(d)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of March 31, 2020. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  Zero coupon bond. Coupon amount represents effective yield to maturity.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

March 31, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holding 2 LLC, 1M USD LIBOR + 3.500% — 4.500% 9/27/2024	3/6/2020, 3/12/2020	$7,681,625	$6,360,900	0.09%
Boart Longyear Management Pty Ltd. TL, 10.00% Cash or 11.00% PIK — 11.000% 10/23/2020(c)	9/1/2017, 6/29/2018, 9/29/2018, 12/31/2018, 1/11/2019, 3/29/2019, 6/28/2019, 9/30/2019, 12/31/2019, 3/31/2020	4,994,285	4,600,936	0.06%
Franchise Group New Holding LLC — 8.000% 5/14/2020	2/14/2020	90,167,557	90,167,576	1.26%
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 2/27/2022	12/10/2019	25,762,605	25,362,150	0.35%
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 7.990% 12/31/2022	12/21/2018, 12/04/2019, 12/11/2019, 3/12/2020	40,732,060	34,745,450	0.49%
Hanjin International Corp., 1M USD LIBOR + 2.500% — 3.489% 10/18/2020	10/18/2020	8,022,371	6,341,400	0.09%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.863% 6/23/2023	10/04/2017, 10/5/2017, 10/6/2017, 10/11/2017, 11/19/2018, 11/27/2018, 1/11/2019, 2/8/2019, 3/11/2019, 5/29/2019	30,652,313	12,969,040	0.18%
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 6.739% 12/22/2024	8/11/2017, 1/11/2019, 6/18/2019, 6/19/2019	13,946,127	12,829,539	0.18%
MB2LTL, 2M USD LIBOR + 9.250% — 10.510% 11/30/2023	12/2/2016, 1/31/2017	6,753,386	6,219,600	0.09%
McDermott Technology Americas, Inc. — 10.627% 10/21/2020	2/28/2020	18,400,000	16,468,000	0.23%

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

March 31, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
MEC Filo TL 1, 9.500% — 11.500% 2/12/2021	11/7/2019	$19,630,241	$19,768,000	0.28%
Mediaco Holding, Inc. Class A, 1M USD LIBOR + 6.400% — 8.400% 11/25/2024	11/25/2019, 12/12/2019, 12/13/2019, 12/18/2019, 3/27/2020, 3/31/2020	12,214,296	12,215,859	0.17%
OTGTL, 3M USD LIBOR + 7.000% — 8.744% 8/23/2021	8/26/2016, 2/28/2017, 5/26/2017, 6/14/2017, 8/30/2017, 11/30/2017, 1/26/2018, 3/8/2018, 5/09/2018, 5/15/2018, 6/13/2018, 7/13/2018, 8/17/2018, 10/10/2018	25,397,037	23,294,957	0.33%
PHI GROUP, Inc., Restricted	8/19/2019	21,626,709	16,916,198	0.24%
Polyconcept North America Holdings, Inc., 3M USD LIBOR + 4.500% — 5.950% 8/16/2023	11/18/2019	24,385,524	19,692,495	0.28%
Transform SR Holdings LLC Term Loan B, 1M USD LIBOR + 7.250% — 8.897% 2/12/2024	11/22/2019,12/16/2019, 02/07/2020	3,127,000	2,845,570	0.04%
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 5.450% 9/9/2021	9/8/2016, 5/22/2017, 10/18/2017, 6/13/2019, 6/28/2019, 9/24/2019, 3/6/2020, 3/10/2020, 3/13/2020	34,875,342	33,379,826	0.47%

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

March 31, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ZW1L, 3M USD LIBOR + 5.000% — 6.780% 11/16/2022	11/17/2016, 12/10/2019	$14,507,296	$13,337,509	0.19%
ZW2L, 3M USD LIBOR + 9.000% — 10.800% 11/16/2023	11/17/2016, 12/10/2019	3,329,342	3,067,864	0.04%
TOTAL RESTRICTED SECURITIES		$406,205,116	$360,582,869	5.06%

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $7,121,875,446)	$6,934,448,978
Short-term investments — at amortized cost (maturities 60 days or less)	109,901,000
Cash	18,993
Receivable for:
Investment securities sold	131,050,695
Interest	17,309,001
Capital Stock sold	16,393,046
Total assets	7,209,121,713
LIABILITIES
Payable for:
Investment securities purchased	61,202,758
Capital Stock repurchased	23,655,000
Advisory fees	2,832,577
Accrued expenses and other liabilities	495,124
Total liabilities	88,185,459
NET ASSETS	$7,120,936,254
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 1,000,000,000 shares; outstanding 727,801,271 shares	$7,278,013
Additional Paid-in Capital	7,696,139,815
Distributable earnings	(582,481,574)
NET ASSETS	$7,120,936,254
NET ASSET VALUE
Offering and redemption price per share	$9.78

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2020
(Unaudited)

INVESTMENT INCOME
Interest	$111,372,913
EXPENSES
Advisory fees	18,875,698
Transfer agent fees and expenses	1,576,300
Administrative services fees	189,536
Other professional fees	171,504
Director fees and expenses	128,853
Filing fees	125,327
Custodian fees	113,696
Reports to shareholders	107,948
Legal fees	49,186
Audit and tax services fees	27,763
Other	23,610
Total expenses	21,389,421
Reimbursement from Adviser	(2,513,445)
Net expenses	18,875,976
Net investment income	92,496,937
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	44,491,224
Net change in unrealized appreciation (depreciation) of:
Investments	(212,348,523)
Net realized and unrealized loss	(167,857,299)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(75,360,362)

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$92,496,937	$183,793,779
Net realized gain (loss)	44,491,224	(47,606,856)
Net change in unrealized appreciation (depreciation)	(212,348,523)	139,208,490
Net increase (decrease) in net assets resulting from operations	(75,360,362)	275,395,413
Distributions to shareholders	(95,546,344)	(224,500,483)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,945,219,635	3,391,626,872
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	85,141,140	197,443,145
Cost of Capital Stock repurchased	(2,065,921,576)	(2,017,185,013)
Net increase (decrease) from Capital Stock transactions	(35,560,801)	1,571,885,004
Total change in net assets	(206,467,507)	1,622,779,934
NET ASSETS
Beginning of period	7,327,403,761	5,704,623,827
End of period	$7,120,936,254	$7,327,403,761
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	194,530,590	341,922,692
Shares issued to shareholders upon reinvestment of dividends and distributions	8,547,761	19,920,545
Shares of Capital Stock repurchased	(207,882,891)	(203,171,906)
Change in Capital Stock outstanding	(4,804,540)	158,671,331

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of period	$10.00		$9.94	$10.05	$10.06	$10.08	$10.24
Income from investment operations:
Net investment income*	0.12		0.28	0.29	0.25	0.19	0.15
Net realized and unrealized gain (loss) on investment securities	(0.21)		0.13	(0.18)	0.01	(0.04)	(0.06)
Total from investment operations	(0.09)		0.41	0.11	0.26	0.15	0.09
Less distributions:
Dividends from net investment income	(0.13)		(0.35)	(0.22)	(0.27)	(0.17)	(0.25)
Redemption fees	—		—	—	— **	— **	— **
Net asset value at end of period	$9.78		$10.00	$9.94	$10.05	$10.06	$10.08
Total investment return***	(0.95%)		4.20%	1.91%	2.58%	1.52%	0.84%
Ratios/supplement data:
Net assets, end of period (in $000's)	$7,120,936		$7,327,404	$5,704,624	$5,125,433	$5,048,610	$5,636,518
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.57	%†	0.57%	0.58%	0.59%	0.58%	0.58%
After reimbursement from Adviser	0.50	%†	0.50%	0.49%	0.49%	0.55%	N/A
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.38	%†	2.73%	2.88%	2.45%	1.87%	1.50%
After reimbursement from Adviser	2.45	%†	2.80%	2.96%	2.55%	1.90%	N/A
Portfolio turnover rate	93	%†	25%	29%	59%	44%	64%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $3,442,172,673 for the period ended March 31, 2020. The proceeds and cost of securities sold resulting in net realized gains of $44,491,224 aggregated $3,236,079,995 and $3,191,588,771, respectively, for the period ended March 31, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. In addition, the adviser contractually agreed to reimburse expenses in excess of 0.49% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2021. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.5% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2020, the Fund paid aggregate fees and expenses of $128,853 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The cost of investment securities held at March 31, 2020, was $7,121,886,282 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at March 31, 2020, for federal income tax purposes was $25,616,094 and $213,053,397, respectively resulting in net unrealized depreciation of $187,437,303. As of and during the period ended March 31, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults,

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	—	—	$24,741,730	$24,741,730
Industrials	$247,385	—	—	247,385
Commercial Mortgage-Backed Securities
Agency	—	$116,581,977	—	116,581,977
Agency Stripped	—	162,786,074	—	162,786,074
Non-Agency	—	416,887,398	—	416,887,398
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	169,226,029	—	169,226,029
Agency Pool Adjustable Rate	—	560,950	—	560,950
Agency Pool Fixed Rate	—	209,394,794	—	209,394,794
Agency Stripped	—	89,608,041	—	89,608,041
Non-Agency Collateralized Mortgage Obligation	—	404,578,911	25,933,273	430,512,184
Asset-Backed Securities
Auto	—	1,639,729,238	—	1,639,729,238
Collateralized Loan Obligation	—	700,052,534	23,134,037	723,186,571
Credit Card	—	453,491,901	—	453,491,901
Equipment	—	1,308,750,872	20,817,374	1,329,568,246
Other	—	339,483,927	—	339,483,927
Corporate Bonds & Notes	—	127,966,431	—	127,966,431
Corporate Bank Debt	—	159,127,306	184,539,365	343,666,671
U.S. Treasury	—	356,809,431	—	356,809,431
Short-Term Investment	—	109,901,000	—	109,901,000
	$247,385	$6,764,936,814	$279,165,779	$7,044,349,978

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2020:

Investments	Beginning Value at September 30, 2019	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at March 31, 2020	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2020
Common Stocks	$31,631,350	$(6,889,620)	—	—	—	$24,741,730	$6,889,620
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	—	(295,241)	$7,921,989	—	$18,306,525	25,933,273	(295,253)
Asset-Backed Securities Collateralized Loan Obligations	—	(1,263,963)	24,398,000	—	—	23,134,037	(1,263,963)
Asset-Backed Securities Equipment	22,765,958	46,739	—	(1,995,323)	—	20,817,374	45,446
Corporate Bank Debt	76,885,246	(4,355,812)	140,636,150	(28,626,219)	—	184,539,365	(6,341,813)
	$131,282,554	$(12,757,897)	$172,956,139	$(30,621,542)	$18,306,525	$279,165,779	$(965,963)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $18,306,525 out of Level 2 into Level 3 during the period ended March 31, 2020. The transfers are a result of change in pricing vendor commencing coverage and pricing of the securities during the period and a change in observable inputs.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2020:

Financial Assets	Fair Value at March 31, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks	$7,825,532	Restricted Assets (a)	Quotes/Prices	$6.50
	16,916,198	Restricted Assets (a)	Quotes/Prices	$6.50
	$24,741,730
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	8,370,608	Third-Party	Quotes/Prices	$99.88
		Broker Quote (b)
	7,626,747	Third-Party Broker Quote (b)	Quotes/Prices	$96.27
	9,935,918	Third-Party Broker Quote (b)	Quotes/Prices	$96.75
	$25,933,273
Asset-Backed Securities Collateralized Loan Obligation	$23,134,037	Third-Party Broker Quote (b)	Quotes/Prices	$89.42
Asset-Backed Securities-Equipment	$20,817,374	Third-Party Broker Quote (b)	Quotes/Prices	$98.46
Corporate Bank Debt	$6,219,600	Pricing Vendor	Prices	$91.25
	23,294,957	Pricing Vendor	Prices	$91.09
	13,337,509	Pricing Vendor	Prices	$91.46
	3,067,864	Pricing Vendor	Prices	$91.23
	90,167,576	Pricing Model (c)	Amortized Cost	$98.33
	12,215,859	Pricing Model (c)	Amortized Cost	$99.07
	19,768,000	Most Recent Capitalization (Funding) (d)	Cost	$100.00
	16,468,000	Pricing Model (e)	Market Comparable Vendor Pricing	$89.50
	$184,539,365

(a)  The fair value is based on recent trade activity obtained from market makers in the security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(c)  The Pricing Model technique for Level 3 securities involves amortized cost. If the financial condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of the investment could be lower.

(d)  The significant unobservable inputs used in the fair value measurement are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(e)  The Pricing model technique for Level 3 securities involves using a vendor-provided price from a comparable security. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchases Agreement	$109,901,000	$(109,901,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $112,102,619 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2019	$1,000.00	$1,000.00
Ending Account Value March 31, 2020	$990.50	$1,022.50
Expenses Paid During Period*	$2.49	$2.53

*  Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2020 (183/366 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA NEW INCOME, INC.

DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA NEW INCOME, INC.

DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas H. Atteberry, 1953	Vice President and Portfolio Manager	2004	Partner of FPA. Formerly Chief Executive Officer of FPA New Income (until February 2015). Vice president and Portfolio Manager of FPA New Income (since 2004).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since December 2018).

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA NEW INCOME, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: June 1, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: June 1, 2020